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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                   PROSPECTUS SUPPLEMENT DATED JULY 30, 2007*

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RiverSource(R) High Yield Bond Fund (July 30, 2007)                                         S-6370-99 AC
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On July 30, 2007, the Fund provided 60 days' notice under Rule 35d-1 of the
Investment Company Act of 1940, as amended, of a change in its investment policy, which will be effective October 1, 2007, as set forth in the Principal
Investment Strategies in the prospectus document dated July 30, 2007. The Fund's investment policy, as set forth in the Principal Investment Strategies below, is effective until September 30, 2007.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets in high-yielding, high risk corporate bonds (junk bonds). These bonds may be issued by U.S. and foreign companies and governments. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) chooses investments by:

- Reviewing interest rate and economic forecasts.

- Reviewing credit characteristics.

- Identifying securities and/or companies that:

     - have medium and low quality ratings,

     - have similar qualities to securities or companies with medium or low quality ratings, in the investment manager's opinion, even though they are not rated or have been given a different rating by a rating agency,

     - have growth potential,

     - have the potential to increase in value as their credit ratings improve.

- Buying securities that are expected to outperform other securities.

- Aggressively managing the Fund to earn a high total return.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The interest rate or economic outlook changes.

- A sector or industry is experiencing change.

- A security's rating is changed.

- The security is overvalued relative to alternative investments.

- The company does not meet the investment manager's performance expectations.

- The investment manager wishes to lock in profits.

- The investment manager identifies a more attractive opportunity.

- The issuer or the security continues to meet the other standards described above.

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

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S-6370-3 (7/07)
*Destroy Oct. 1, 2007